SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 15, 2014

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Suite 200

Virginia Beach, VA 23452

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On August 15, 2014, the Registrant entered into the following agreements and acquired three development properties:

On August 15, 2014, the Registrant, through WD-III Associates, LLC, a Virginia limited liability company (“WD-III”) and a wholly owned subsidiary of Wheeler REIT, L.P., a Virginia limited partnership (“Wheeler REIT”) of which the Registrant is the sole general partner, entered into a Purchase and Sale Agreement, dated August 15, 2014, between WD-III, as buyer, and DF I-Edenton, LLC, a Virginia limited liability company (“DF Edenton”) and LEMHG #3, a North Carolina limited liability company (“LEMHG”), as sellers, for the purchase of a development property located in Edenton, North Carolina, commonly known as Edenton Commons, for the sales price of Two Million Three Hundred Ninety-Five Thousand and 00/100 Dollars ($2,395,000), which includes the assumption of debt. As of August 15, 2014, WD-III closed the transaction and acquired Edenton Commons for $2,395,000.

Jon Wheeler, the Registrant’s Chairman and Chief Executive Officer, is the managing member of WD-III, DF Edenton and LEMHG. No other director, officer or affiliate of the Registrant is affiliated with WD-III, DF Edenton or LEMHG.

On August 15, 2014, Wheeler REIT, entered into a Membership Interest Purchase and Sale Agreement, dated August 15, 2014, between Wheeler REIT, as buyer, and Development Fund I, LLC, a Virginia limited liability company (“Development Fund”) as seller, for all of the membership interests of DF I – Courtland, LLC, a Virginia limited liability company (“DF Courtland”), and DF I – Moyock II, LLC, a Virginia limited liability company (“DF Moyock”), both of which Development Fund was the sole member, for One Million One Hundred Eighteen Thousand Three Hundred Eighteen and 57/100 Dollars ($1,118,318.57) plus the assumption of debt for a total purchase price of for One Million Eight Hundred One Thousand Nine Hundred Eighteen and 57/100 Dollars ($1,801,918.57). DF Courtland owns a development property known as Courtland Commons located in Courtland, Virginia. DF Moyock owns a development property known as Tull’s Creek located in Moyock, North Carolina.

Jon Wheeler, the Registrant’s Chairman and Chief Executive Officer, is the managing member of Development Fund, DF Courtland and DF Moyock and Ann L. McKinney, a director of the Registrant, is an investor in Development Fund. No other director, officer or affiliate of the Registrant is affiliated with Development Fund, DF Courtland or DF Moyock.

On August 19, 2014, the Registrant issued a press release announcing the acquisition of Edenton Commons, Tull’s Creek and Courtland Commons. A copy of the press release is included as an exhibit to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statement of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

99.1 Purchase and Sale Agreement, dated August 15, 2014, between WD-III, as purchaser, and DF Edenton and LEMGH, as sellers.

99.2 Membership Interest Purchase and Sale Agreement, dated August 15, 2014, between Wheeler REIT, as purchaser, and Development Fund, as seller.

99.3 Press release, dated August 19, 2014, announcing the Registrant’s acquisition of Edenton Commons, Tull’s Creek and Courtland Commons.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer

Dated: August 21, 2014

EXHIBIT INDEX

Number	Description of Exhibit

99.1	Purchase and Sale Agreement, dated August 15, 2014, between WD-III, as purchaser, and DF Edenton and LEMGH, as sellers.

99.2	Membership Interest Purchase and Sale Agreement, dated August 15, 2014, between Wheeler REIT, as purchaser, and Development Fund, as seller.

99.3	Press release, dated August 19, 2014, announcing the Registrant’s acquisition of Edenton Commons, Tull’s Creek and Courtland Commons.